SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 6, 2009
PFSweb, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-28275	75-2837058
(STATE OR OTHER JURISDICTION	(COMMISSION FILE NUMBER)	(IRS EMPLOYER
OF INCORPORATION)		IDENTIFICATION NO.)
500 NORTH CENTRAL EXPRESSWAY
PLANO, TX 75074
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
(972) 881-2900
(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE )
N/A
(FORMER NAME OR ADDRESS, IF CHANGED SINCE LAST REPORT)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. Entry into a Material Definitive Agreement
     On January 6, 2009, the Company’s subsidiary Supplies Distributors, Inc. and Wachovia Bank entered into an extension of Supplies Distributors’ line of credit to March 2011 and an amendment of certain other provisions. Also, on January 6, 2009, the Company’s subsidiary eCOST.com, Inc. and Wachovia Bank entered into an extension of eCOST’s line of credit to May 2011 and an amendment of certain other provisions.
     The foregoing description of the amendments does not purport to be complete and is qualified in its entirety by reference to the amendments which are filed herewith and incorporated herein by reference.
ITEM 9.01. Financial Statements and Exhibits.

Exhibit No.	Exhibit

10.1.	Sixth Amendment to Loan and Security Agreement dated January 6, 2009 between Wachovia Bank and Supplies Distributors, Inc.

10.2.	Fifth Amendment to Loan and Security Agreement dated January 6, 2009 between Wachovia Bank and eCOST.com, Inc.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PFSweb, Inc.
Dated: January 9, 2009	By:	/s/ Thomas J. Madden
Thomas J. Madden
Executive Vice President and Chief Financial Officer